UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 23, 2007, Guess?, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing that on March 19, 2007, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective upon the completion of KPMG’s audit of the Company’s financial statements as of and for the fiscal month transition period ended February 3, 2007.

On May 29, 2007, KPMG completed its audit of the Company’s financial statements as of and for the fiscal month transition period ended February 3, 2007, and the Company’s retention of KPMG as our independent registered public accounting firm ended as of that date.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 and as of and for the fiscal month ended February 3, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except (i) for the 2006 and for the fiscal month transition period ended February 3, 2007 audit reports which refer to the adoption of Statement of Financial Accounting Standards No. 123 (R), “Share-Based Payment” effective January 1, 2006 and the adoption of Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment to FASB Statements No. 87, 88, 106, and 132 (R),” as of December 31, 2006 and (ii) for the audit report for the fiscal month transition period ended February 3, 2007 which refers to the adoption of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” effective January 1, 2007.

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the 2005 report which excluded the assessment of effectiveness of internal control over financial reporting relating to Maco Apparel S.p.A., a wholly-owned subsidiary acquired during 2005, and except for the 2006 report which excluded the assessment of effectiveness of internal control over financial reporting relating to Focus Europe S.r.l., a majority-owned subsidiary acquired during 2006.  The exclusions relating to Maco Apparel S.p.A. and Focus Europe S.r.l. described above were consistent with published guidance of the SEC.

During the fiscal years ended December 31, 2006 and 2005 and through May 29, 2007, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods, and (2) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this Form 8-K/A and requested that KPMG furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A letter from KPMG, dated as of June 1, 2007 regarding its concurrence with these statements, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1                           Letter from KPMG LLP to the Securities and Exchange Commission dated June 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2007	GUESS?, INC.

	By:	/s/ Carlos Alberini
Carlos Alberini
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 1, 2007